Exhibit 99.1 Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1900 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2011

NEW ORLEANS, LA. May 19, 2011 -- Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2011, of $12.0 million, or $0.23 per share, on revenues of $254.0 million. For fiscal year ended March 31, 2011, net earnings were $105.6 million, or $2.05 per share, on revenues of $1,055.4 million. For fiscal year ended March 31, 2010, net earnings were $259.5 million, or $5.02 per share, on revenues of $1,168.6 million.

Included in net earnings for the March 31, 2011 quarter are:

•	a $6.3 million ($6.3 million after-tax, or $0.12 per common share) charge to general and administrative expenses related to a previously disclosed settlement with the Federal Government of Nigeria.
•

a $3.9 million ($3.0 million after-tax, or $0.06 per common share) impairment charge included in “Gain on asset disposition, net” related to a write-down to estimated fair market value of eleven vessels and related parts inventory that are expected to be sold to a scrap dealer.

•

an effective income tax rate for the quarter of 52.6%, in part reflecting the impact of the two previously discussed charges which have virtually no related tax benefits. The quarterly effective tax rate also reflects an increase in the Company’s estimated annual effective tax rate exclusive of discrete items (including the two discussed above) from approximately 23% to the final fiscal 2011 effective tax rate excluding discrete items of approximately 26%. The impact of this increased tax rate on fourth quarter diluted earnings per share totaled $0.10, with $0.02 per common share pertaining to fourth quarter earnings and $0.08 per common share related to the cumulative effect on income tax expense related to the three prior quarters’ earnings.

Included in net earnings for the March 31, 2010 quarter are:

•

a $5.4 million ($3.5 million after-tax, or $0.07 per common share) reduction of the previously recorded “Provision for Venezuelan operations, net” as a result of net collections from insurance underwriters for the insured value of the vessels seized earlier in fiscal 2010 by Petroleos de Venezuela, S.A. (PDVSA) and an affiliate of PDVSA.

•	an $11.0 million ($11.0 million after-tax, or $0.21 per common share) foreign exchange gain recognized as a result of the devaluation of the Venezuelan Bolivar fuerte during the quarter.
•

an $11.4 million ($11.4 million after-tax, or $0.22 per common share) charge to general and administrative expenses related to an agreement in principle the company reached with the staff of the Securities and Exchange Commission to resolve issues associated with the previously disclosed internal investigation.

As previously announced, Tidewater will hold a conference call to discuss March quarterly and annual earnings on Thursday, May 19, 2011, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 19, 2011, and will continue until 11:59 p.m. Central time on May 21, 2011. To hear the replay, call 1-800-642-1687 or (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 52339398.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until June 19, 2011. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 378 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended March 31,		Year Ended March 31,

	2011	2010	2011	2010

Revenues:
Vessel revenues	$252,714	258,656	1,051,213	1,138,162
Other marine revenues	1,274	1,340	4,175	30,472

	253,988	259,996	1,055,388	1,168,634

Costs and expenses:
Vessel operating costs	153,518	145,894	638,590	605,259
Costs of other marine revenues	1,257	1,240	4,660	27,387
Depreciation and amortization	34,723	33,541	140,576	130,184
General and administrative	41,522	44,182	145,454	149,932
Provision for Venezuelan operations, net	---	(5,350)	---	43,720
Gain on asset dispositions, net	(1,607)	(5,115)	(13,228)	(28,178)

	229,413	214,392	916,052	928,304

Operating income	24,575	45,604	139,336	240,330
Other income (expenses):
Foreign exchange gain (loss)	131	8,771	2,278	4,094
Equity in net earnings of unconsolidated companies	3,419	3,403	12,185	18,107
Interest income and other, net	1,584	2,234	5,065	6,882
Interest and other debt costs	(4,364)	(569)	(10,769)	(1,679)

	770	13,839	8,759	27,404

Earnings before income taxes	25,345	59,443	148,095	267,734
Income tax expense	13,326	2,530	42,479	8,258

Net earnings	$12,019	56,913	105,616	259,476

Basic earnings per common share	$.23	1.11	2.06	5.04

Diluted earnings per common share	$.23	1.10	2.05	5.02

Weighted average common shares outstanding	51,198,831	51,456,393	51,221,800	51,447,077
Incremental common shares from stock options	366,743	253,415	265,283	241,953

Adjusted weighted average common shares	51,565,574	51,709,808	51,487,083	51,689,030

Cash dividends declared per common share $	.25	.25	1.00	1.00

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2011 and 2010

(In thousands, except share and par value data)

ASSETS	2011	2010

Current assets:
Cash and cash equivalents	$245,720	223,070
Trade and other receivables, less allowance for doubtful accounts of $50,677 in 2011 and $38,632 in 2010	272,467	311,617
Marine operating supplies	50,748	44,237
Other current assets	10,212	6,703

Total current assets	579,147	585,627

Investments in, at equity, and advances to unconsolidated companies	39,044	40,614
Properties and equipment:
Vessels and related equipment	3,910,430	3,455,322
Other properties and equipment	85,589	82,007

	3,996,019	3,537,329
Less accumulated depreciation and amortization	1,294,239	1,283,505

Net properties and equipment	2,701,780	2,253,824

Goodwill	328,754	328,754
Other assets	99,391	84,538

Total assets	$3,748,116	3,293,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities on long-term debt	---	25,000
Accounts payable	45,177	41,673
Accrued expenses	120,869	119,485
Accrued property and liability losses	3,846	4,809
Other current liabilities	13,697	13,745

Total current liabilities	183,589	204,712

Long-term debt	700,000	275,000
Deferred income taxes	216,735	211,504
Accrued property and liability losses	5,327	12,809
Other liabilities and deferred credits	128,521	125,302

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,876,038 shares at March 31, 2011 and 51,830,048 shares at March 31, 2010	5,188	5,183
Additional paid-in capital	90,204	73,203
Retained earnings	2,436,736	2,402,575
Accumulated other comprehensive loss	(18,184)	(16,931)

Total stockholders’ equity	2,513,944	2,464,030

Total liabilities and stockholders’ equity	$3,748,116	3,293,357

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2011 and 2010 (In thousands)	2011	2010

Operating activities:
Net earnings	$105,616	259,476
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	140,576	130,184
Provision (benefit) for deferred income taxes	(6,849)	569
Reversal of liabilities for uncertain tax positions	---	(36,110)
Gain on asset dispositions, net	(13,228)	(28,178)
Provision for Venezuelan operations, net	---	43,720
Equity in earnings of unconsolidated companies, net of dividends	1,570	(3,336)
Compensation expense – stock based	15,482	8,740
Excess tax benefit on stock options exercised	(1,190)	(72)
Changes in assets and liabilities, net:
Trade and other receivables	15,272	(20,458)
Marine operating supplies	(4,511)	4,490
Other current assets	(3,509)	(338)
Accounts payable	3,504	(12,657)
Accrued expenses	(7,080)	6,119
Accrued property and liability losses	(963)	(712)
Other current liabilities	12,675	(21,889)
Other liabilities and deferred credits	6,219	(3,115)
Other, net	622	1,828

Net cash provided by operating activities	264,206	328,261

Cash flows from investing activities:
Proceeds from sales of assets	37,196	51,735
Proceeds from sales/leaseback of assets	---	101,755
Proceeds from insurance settlements on Venezuela seized vessels	8,150	---
Additions to properties and equipment	(615,289)	(451,973)
Other	---	1

Net cash used in investing activities	(569,943)	(298,482)

Cash flows from financing activities:
Principal payments on debt	(190,000)	---
Debt borrowings	590,000	---
Debt issuance costs	(10,032)	(7,712)
Proceeds from exercise of stock options	8,695	1,872
Cash dividends	(51,478)	(51,734)
Excess tax benefit on stock options exercised	1,190	72
Stock repurchases	(19,988)	---

Net cash provided by (used in) financing activities	328,387	(57,502)

Net change in cash and cash equivalents	22,650	(27,723)
Cash and cash equivalents at beginning of year	223,070	250,793

Cash and cash equivalents at end of year	$245,720	223,070

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$15,957	14,951
Income taxes	$48,365	57,571

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2011 and 2010 and for the quarter ended December 31, 2010, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,

(In thousands)	2011	%	2010	%	2011	%	2010	%	2010	%

Vessel revenues:
International	$234,608	93%	236,081	91%	962,522	92%	1,048,553	92%	249,190	92%
United States	18,106	7%	22,575	9%	88,691	8%	89,609	8%	20,443	8%

Vessel revenues	252,714	100%	258,656	100%	1,051,213	100%	1,138,162	100%	269,633	100%

Vessel operating costs:
Crew costs	$83,081	33%	79,282	31%	338,126	32%	320,229	28%	84,412	31%
Repair and maintenance	25,505	10%	22,941	9%	110,496	11%	104,413	9%	26,107	10%
Insurance and loss reserves	4,607	2%	3,154	1%	19,601	2%	12,948	1%	6,071	2%
Fuel, lube and supplies	14,027	6%	15,372	6%	61,784	6%	56,637	5%	16,399	6%
Vessel operating leases	4,492	2%	4,490	2%	17,964	2%	15,054	1%	4,492	2%
Other	21,806	9%	20,655	8%	90,619	9%	95,978	8%	23,116	9%

Total vessel operating costs	153,518	61%	145,894	56%	638,590	61%	605,259	53%	160,597	60%

Vessel operating margin (A)	$99,196	39%	112,762	44%	412,623	39%	532,903	47%	109,036	40%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the years ended March 31, 2011 and 2010 and for the quarter ended December 31, 2010:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

(In thousands)	2011	2010	2011	2010	2010

Vessel operating margin	$99,196	112,762	412,623	532,903	109,036
Other marine revenues	1,274	1,340	4,175	30,472	2,142
Costs of other marine revenues	(1,257)	(1,240)	(4,660)	(27,387)	(2,705)
Depreciation and amortization	(34,723)	(33,541)	(140,576)	(130,184)	(35,058)
General and administrative	(41,522)	(44,182)	(145,454)	(149,932)	(33,238)
Provision for Venezuelan operations	---	5,350	---	(43,720)	---
Gain on asset dispositions, net	1,607	5,115	13,228	28,178	2,425

Operating income	$24,575	45,604	139,336	240,330	42,602

The company’s operating profit and other components of earnings before income taxes and its related percentage of total revenues for the quarters and the years ended March 31, 2011 and 2010 and for the quarter ended December 31, 2010, were as follows:

	Quarter Ended March 31,					Year Ended March 31,						Ended December 31,

(In thousands)	2011	%		2010	%	2011	%		2010	%		2010	%

Marine operating profit:
Vessel activity:
International	$38,984	15%		56,979	22%	162,051	15%		252,354	22%		48,937	18%
United States	(364)	(<1%	)	3,826	1%	11,581	1%		9,196	1%		1,210	<1%

	38,620	15%		60,805	23%	173,632	16%		261,550	22%		50,147	18%
Corporate expenses	(15,546)	(6%	)	(20,200)	(8%)	(46,361)	(4%	)	(51,432)	(4%	)	(9,188)	(3%)
Gain on asset dispositions, net	1,607	1%		5,115	2%	13,228	1%		28,178	2%		2,425	1%
Other marine services	(106)	(<1%	)	(116)	(<1%)	(1,163)	(<1%	)	2,034	<1%		(782)	(<1%)

Operating income	24,575	10%		45,604	18%	139,336	13%		240,330	21%		42,602	16%

Foreign exchange gain (loss)	131	<1%		8,771	3%	2,278	<1%		4,094	<1%		973	<1%
Equity in net earnings of unconsolidated companies	3,419	1%		3,403	1%	12,185	1%		18,107	2%		3,291	1%
Interest income and other, net	1,584	1%		2,234	1%	5,065	<1%		6,882	1%		1,074	<1%
Interest and other debt costs	(4,364)	(2%	)	(569)	(<1%)	(10,769)	(1%	)	(1,679)	(<1%	)	(3,646)	(1%)

Earnings before income taxes	$24,345	10%		59,443	23%	148,095	14%		267,734	23%		44,294	16%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2011 and 2010 and the quarter ended December 31, 2010, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2011	2010	2011	2010	2010

REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$86,524	82,285	360,852	306,763	96,540
Towing-supply/supply	118,806	125,087	485,112	616,240	122,412
Crew/utility	20,979	19,528	80,435	87,303	20,534
Offshore tugs	8,299	9,181	36,123	37,680	9,704
Other	---	---	---	567	---
Total	$234,608	236,081	962,522	1,048,553	249,190
United States-based fleet:
Deepwater vessels	$9,385	15,160	55,478	55,725	12,373
Towing-supply/supply	8,721	6,990	32,020	30,778	7,738
Crew/utility	---	425	1,193	3,106	332
Total	$18,106	22,575	88,691	89,609	20,443
Worldwide fleet:
Deepwater vessels	$95,909	97,445	416,330	362,488	108,913
Towing-supply/supply	127,527	132,077	517,132	647,018	130,150
Crew/utility	20,979	19,953	81,628	90,409	20,866
Offshore tugs	8,299	9,181	36,123	37,680	9,704
Other	---	---	---	567	---
Total	$252,714	258,656	1,051,213	1,138,162	269,633

UTILIZATION:
International-based fleet:
Deepwater vessels	75.2%	78.5	78.8	78.6	79.6
Towing-supply/supply	54.5	56.7	54.7	66.6	55.1
Crew/utility	85.8	72.3	78.5	72.4	80.6
Offshore tugs	53.7	56.8	56.8	56.8	58.7
Other	---	---	---	79.2	---
Total	63.2%	62.7	62.8	68.5	63.7
United States-based fleet:
Deepwater vessels	82.9%	92.0	87.8	86.1	86.0
Towing-supply/supply	54.2	41.8	47.9	37.3	45.9
Crew/utility	---	14.2	23.2	23.8	25.9
Total	57.9%	46.0	54.2	43.1	52.0
Worldwide fleet:
Deepwater vessels	75.8%	80.2	79.8	79.6	80.2
Towing-supply/supply	54.5	55.1	54.0	63.3	54.2
Crew/utility	84.3	66.4	75.9	67.7	77.9
Offshore tugs	53.7	56.8	56.8	56.8	58.7
Other	---	---	---	79.2	---
Total	62.8%	61.0	62.1	65.9	62.7

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$21,294	23,924	22,315	24,470	22,663
Towing-supply/supply	12,090	12,259	11,980	12,340	11,761
Crew/utility	4,850	4,856	4,810	4,926	4,829
Offshore tugs	6,601	6,769	6,520	7,062	6,665
Other	---	---	---	9,679	---
Total	$12,048	12,411	12,195	12,251	12,230
United States-based fleet:
Deepwater vessels	$25,163	25,799	25,480	26,511	25,425
Towing-supply/supply	9,936	7,413	8,540	8,860	8,374
Crew/utility	---	4,757	4,759	4,936	4,749
Total	$14,477	13,936	14,357	14,441	13,806
Worldwide fleet:
Deepwater vessels	$21,619	24,198	22,691	24,763	22,946
Towing-supply/supply	11,913	11,849	11,689	12,114	11,485
Crew/utility	4,850	4,853	4,810	4,926	4,828
Offshore tugs	6,601	6,769	6,520	7,062	6,665
Other	---	---	---	9,679	---
Total	$12,194	12,531	12,352	12,399	12,337

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the years ended March 31, 2011 and 2010 and for the quarter ended December 31, 2010, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2011	2010	2011	2010	2010

AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$13,608	15,441	14,090	15,946	14,100
Traditional vessels	7,561	7,402	7,568	8,120	7,285
Total International-based fleet	$12,048	12,411	12,195	12,251	12,230
United States-based fleet:
New vessels	$23,603	20,689	21,432	20,122	20,490
Traditional vessels	10,788	9,666	10,138	10,633	10,196
Total U.S.-based fleet	$14,477	13,936	14,357	14,441	13,806
Worldwide fleet:
New vessels	$13,851	15,705	14,381	16,165	14,317
Traditional vessels	8,047	7,678	7,939	8,332	7,712
Total Worldwide Fleet	$12,194	12,531	12,352	12,399	12,337

UTILIZATION:
International-based fleet:
New vessels	85.8%	85.1	86.4	86.2	87.5
Traditional vessels	36.0	43.7	37.7	55.7	37.0
Total International-based fleet	63.2%	62.7	62.8	68.5	63.7
United States-based fleet:
New vessels	80.2%	57.6	72.9	56.7	69.8
Traditional vessels	52.1	40.8	47.1	37.1	45.7
Total U.S.-based fleet	57.9%	46.0	54.2	43.1	52.0
Worldwide fleet:
New vessels	85.6%	83.1	85.8	83.9	86.8
Traditional vessels	37.7	43.3	38.8	53.5	38.1
Total Worldwide Fleet	62.8%	61.0	62.1	65.9	62.7

The company’s actual vessel count at March 31, 2011 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2011 and 2010 and for the quarter ended December 31, 2010, were as follows:

	Actual Vessel Count at March 31,	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2011	2011	2010	2011	2010	2010

International-based fleet:
Deepwater vessels	60	60	49	56	44	59
Towing-supply/supply	199	200	199	203	206	205
Crew/utility	56	56	62	58	67	57
Offshore tugs	26	26	27	27	26	27

Total	341	342	337	344	343	348

United States-based fleet:
Deepwater vessels	5	5	7	7	6	6
Towing-supply/supply	18	18	25	21	26	22
Crew/utility	---	1	7	3	7	3

Total	23	24	39	31	39	31

Owned or chartered vessels included in marine revenues (B)	364	366	376	375	382	379
Vessels withdrawn from service	4	5	7	5	8	5
Joint-venture and other	10	10	10	10	10	10

Total	378	381	393	390	400	394

Note (B): Included in total owned or chartered vessels at March 31, 2011 and 2010 and at December 31, 2010, were 90, 83, and 92 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of March 31, 2011, were as follows:

	International Built			U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Expended Through 03/31/11	Number of Vessels	Total Cost	Expended Through 03/31/11

		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---
Platform supply vessels	17	$482,203	$190,676	3	$135,972	$46,678
Towing-supply/supply vessels:
Anchor handling towing supply	15	$229,036	$117,963	---	---	---
Platform supply vessels	---	---	---	---	---	---
Crewboats	1	$9,992	$7,708	---	---	---

Totals	33	$721,231	$316,347	3	$135,972	$46,678

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	06/11	09/11	12/11	03/12	06/12	Thereafter

Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---
Platform supply vessels	2	2	4	1	3	8
Towing-supply/supply vessels:
Anchor handling towing supply	2	4	7	2	---	---
Platform supply vessels	---	---	---	---	---	---
Crewboats	---	---	---	1	---	---

Totals	4	6	11	4	3	8

(In thousands)
Expected quarterly cash outlay	$ 95,900	76,737	140,848	55,000	46,501	79,192 (C)

(C) The $79,192 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $63,354 in the remaining quarters of fiscal 2013 and $15,838 during fiscal 2014.